                                                                    EXHIBIT 10.2

                           SECOND AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                      among

                           R.H. DONNELLEY CORPORATION

                               R.H. DONNELLEY INC.

                         and certain of its Subsidiaries

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as Collateral Agent

                          Dated as of December 13, 2005

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                                Table of Contents

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                                                                                                               Page
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
SECTION 1.   DEFINED TERMS..................................................................................     2
     1.1     Definitions....................................................................................     2
     1.2     Other Definitional Provisions..................................................................     5

SECTION 2.   Guarantee......................................................................................     5
     2.1     Guarantee......................................................................................     5
     2.2     Right of Contribution..........................................................................     6
     2.3     No Subrogation.................................................................................     6
     2.4     Amendments, etc. with respect to the Borrower Credit Agreement Obligations.....................     7
     2.5     Guarantee Absolute and Unconditional...........................................................     7
     2.6     Reinstatement..................................................................................     8
     2.7     Payments.......................................................................................     8

SECTION 3.   GRANT OF SECURITY INTEREST.....................................................................     8
     3.1     Grant of First Priority Security Interest......................................................     8
     3.2     Grant of Second Priority Security Interest.....................................................     9
     3.3     Separate and Distinct Security Interests.......................................................     9
     3.4     Excluded Property..............................................................................    10
     3.5     Equal and Ratable Requirements.................................................................    10
     3.6     Classification of Credit Agreement Obligations.................................................    10

SECTION 4.   REPRESENTATIONS AND WARRANTIES.................................................................    11
     4.1     Title; No Other Liens..........................................................................    11
     4.2     Perfected First Priority Lien..................................................................    11
     4.3     Jurisdiction of Organization; Chief Executive Office...........................................    11
     4.4     Farm Products..................................................................................    12
     4.5     Investment Property............................................................................    12
     4.6     Receivables....................................................................................    12
     4.7     Intellectual Property..........................................................................    12
     4.8     Deposit Accounts, Securities Accounts..........................................................    13

SECTION 5.   COVENANTS......................................................................................    13
     5.1     Delivery of Instruments, Certificated Securities and Chattel Paper.............................    13
     5.2     Maintenance of Insurance.......................................................................    13
     5.3     Payment of Obligations.........................................................................    13
     5.4     Maintenance of Perfected Security Interest; Further Documentation..............................    14
     5.5     Changes in Locations, Name, etc................................................................    14
     5.6     Notices........................................................................................    14
     5.7     Investment Property............................................................................    15
     5.8     Receivables....................................................................................    16
     5.9     Intellectual Property..........................................................................    16
     5.10    Commercial Tort Claims.........................................................................    17
     5.11    Deposit Accounts, Securities Accounts..........................................................    17
     5.12    Unrestricted Subsidiaries......................................................................    17

                                        i
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SECTION 6.   REMEDIAL PROVISIONS............................................................................    17
     6.1     Certain Matters Relating to Receivables........................................................    17
     6.2     Communications with Obligors; Grantors Remain Liable...........................................    18
     6.3     Pledged Stock..................................................................................    18
     6.4     Proceeds to be Turned Over To Collateral Agent.................................................    19
     6.5     Code and Other Remedies........................................................................    19
     6.6     Registration Rights............................................................................    20
     6.7     Deficiency.....................................................................................    21

SECTION 7.   THE COLLATERAL ACCOUNT; DISTRIBUTIONS..........................................................    21
     7.1     The Collateral Account.........................................................................    21
     7.2     Control of Collateral Account..................................................................    21
     7.3     Investment of Funds Deposited in Collateral Account............................................    21
     7.4     Application of Moneys..........................................................................    21
     7.5     Application of Moneys Distributable to the Trustee.............................................    23
     7.6     Collateral Agent's Calculations................................................................    23
     7.7     Pro Rata Sharing...............................................................................    24

SECTION 8.   AGREEMENTS WITH THE COLLATERAL AGENT...........................................................    24
     8.1     Delivery of Secured Debt Agreements............................................................    24
     8.2     Information as to Secured Parties..............................................................    24
     8.3     Compensation and Expenses......................................................................    24
     8.4     Stamp and Other Similar Taxes..................................................................    24
     8.5     Filing Fees, Excise Taxes, Etc.................................................................    25
     8.6     Indemnification................................................................................    25
     8.7     Collateral Agent's Lien........................................................................    26

SECTION 9.   THE COLLATERAL AGENT...........................................................................    26
     9.1     Collateral Agent's Appointment as Attorney-in-Fact, etc........................................    26
     9.2     Appointment of Collateral Agent as Agent for the Secured Parties...............................    27
     9.3     Duty of Collateral Agent.......................................................................    28
     9.4     Execution of Financing Statements..............................................................    28
     9.5     Authority of Collateral Agent..................................................................    28
     9.6     Exculpatory Provisions.........................................................................    28
     9.7     Delegation of Duties...........................................................................    29
     9.8     Reliance by Collateral Agent...................................................................    29
     9.9     Limitations on Duties of Collateral Agent......................................................    29
     9.10    Moneys to be Held in Trust.....................................................................    29
     9.11    Resignation and Removal of the Collateral Agent................................................    29
     9.12    Status of Successor Collateral Agent...........................................................    29
     9.13    Merger of the Collateral Agent.................................................................    29
     9.14    Co-Collateral Agent; Separate Collateral Agent.................................................    29
     9.15    Treatment of Payee or Indorsee by Collateral Agent.............................................    29

SECTION 10.  MISCELLANEOUS...................................................................................   29
     10.1    Amendments in Writing..........................................................................    29
     10.2    Notices........................................................................................    29
     10.3    No Waiver by Course of Conduct; Cumulative Remedies............................................    29
     10.4    Enforcement Expenses; Indemnification..........................................................    29
     10.5    Successors and Assigns.........................................................................    29
     10.6    Set-Off........................................................................................    29
     10.7    Counterparts...................................................................................    29

                                       ii

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
     10.8    Severability...................................................................................    29
     10.9    Section Headings...............................................................................    29
     10.10   Integration....................................................................................    29
     10.11   GOVERNING LAW..................................................................................    29
     10.12   Submission To Jurisdiction; Waivers............................................................    29
     10.13   Acknowledgements...............................................................................    29
     10.14   Additional Grantors............................................................................    29
     10.15   Releases 37
     10.16   WAIVER OF JURY TRIAL...........................................................................    29


SCHEDULES

Schedule 1   Notice Addresses
Schedule 2   Investment Property
Schedule 3   Perfection Matters
Schedule 4 Jurisdictions of Organization, Identification Numbers and Location of Chief Executive Offices
Schedule 5   Intellectual Property
Schedule 6   Deposit and Securities Accounts

ANNEXES

Annex I      Form of Assumption Agreement
Annex II     Form of Acknowledgement and Consent

                           SECOND AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

            SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 13, 2005, among each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), and Deutsche Bank Trust Company Americas, as Collateral Agent (in such capacity, together with any successor collateral agent, the "Collateral Agent") for (i) the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among R.H. Donnelley Corporation ("Holdings"), R.H. Donnelley Inc. (the "Borrower"), the Lenders, Deutsche Bank Trust Company Americas, as administrative agent (the "Administrative Agent") and the other agents named therein (together with the Administrative Agent, the "Agents") and (ii) the holders from time to time (the "Holders") of the Borrower's 8-7/8% Senior Notes due 2010 (the "Senior Notes") issued under the Indenture, dated January 3, 2003 (the "Indenture"), among the Borrower and The Bank of New York, as trustee (the "Trustee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

            WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

            WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

            WHEREAS, in connection with the Existing Credit Agreement, certain parties hereto entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of September 1, 2004 (the "Existing Guarantee and Collateral Agreement");

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the holders of Credit Agreement Obligations (as defined below) (collectively, the "Credit Agreement Secured Parties"); and

            WHEREAS, pursuant to the Indenture, the Borrower and its Restricted Subsidiaries (as defined in the Indenture) are required, under certain circumstances, to equally and ratably secure the Senior Notes (such requirements, the "Equal and Ratable Requirements");

            NOW, THEREFORE, in consideration of the premises and to induce the Credit Agreement Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to satisfy the Equal and Ratable

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                                                                               2

Requirements of the Indenture, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties (as defined below), to amend and restate the Existing Guarantee and Collateral Agreement in its entirety as follows:

                            SECTION 1. DEFINED TERMS

      1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights, Securities Account and Supporting Obligations.

      (b)   The following terms shall have the following meanings:

            "Agents": as defined in the preamble.

            "Agreement": this Second Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Credit Agreement Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Credit Agreement Secured Party (or, in the case of any Specified Hedge Agreement, any Person who was a Lender or an Affiliate of a Lender at the time such Specified Hedge Agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Agreement Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

            "Collateral": as defined in Section 3.

            "Collateral Account": the collateral account established by the Collateral Agent as provided in Section 7.1.

            "Collateral Agent Fees": all fees, costs and expenses of the Collateral Agent of the types described in Sections 8.3, 8.4, 8.5, 8.6 and 9.1(c).

            "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

            "Credit Agreement Obligations": (i) the case of the Borrower, the Borrower Credit Agreement Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Credit Agreement Secured Parties": as defined in the recitals hereto.

            "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

            "Distribution Date": each date fixed by the Collateral Agent in its sole discretion for a distribution to the relevant Secured Parties of funds held in the Collateral Account.

            "Equal and Ratable Requirements": as defined in the recitals hereto.

            "Existing Guarantee and Collateral Agreement": as defined in the recitals hereto.

            "First Lien Secured Amount": at any time, the lesser of (i) $1,525,000,000 and (ii) the maximum amount that can be secured under the Indenture pursuant to clause (b) of the definition of "Permitted Liens" contained therein.

            "First Priority Interest": as defined in Section 3.

            "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

            "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

            "Grantors": as defined in the preamble hereto.

            "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Agreement Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

            "Guarantors": the collective reference to each Grantor other than the Borrower.

            "Holders": as defined in the preamble hereto.

            "Indenture": as defined in the preamble hereto.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercompany Note": any promissory note evidencing loans made by any Grantor (other than Holdings) to Holdings or any of its Subsidiaries.

            "Investment Property": the collective reference to (i) all "investment property," as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

            "Issuers": the collective reference to each issuer of any Investment Property.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 5 and (iii) all rights to obtain any reissues or extensions of the foregoing.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 5.

            "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor (other than Holdings) and all other promissory notes issued to or held by any Grantor (other than Holdings) (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

            "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

            "Proceeds": all "proceeds," as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

            "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

            "Second Priority Interest": as defined in Section 3.

            "Secured Debt Agreements": collectively, (a) the Credit Agreement, the Loan Documents and any other documents entered into in connection therewith and (b) the Indenture and any other documents entered into in connection therewith.

            "Secured Obligations": (i) the Borrower Credit Agreement Obligations, (ii) the Senior Note Obligations and (iii) the Guarantor Obligations.

            "Secured Parties": collectively, (a) the Credit Agreement Secured Parties, (b) the Holders and (c) the Collateral Agent.

            "Securities Act": the Securities Act of 1933, as amended.

            "Senior Notes": as defined in the preamble hereto.

            "Senior Note Obligations": the unpaid principal of, and premium, if any, and interest on, the Senior Notes (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Senior Notes after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 5.

            "Trustee": as defined in the preamble hereto.

      1.2 Other Definitional Provisions. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

      (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

      (d) All references to the Lenders hereunder and in the recitals hereto shall, where appropriate, include any Affiliate of any Lender that is a party to a Specified Hedge Agreement.

                              SECTION 2. GUARANTEE

      2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees as a primary obligor and not merely as surety to the Collateral Agent, for the ratable benefit of the Credit Agreement Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Credit Agreement Obligations.

      (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

      (c) Each Guarantor agrees that the Borrower Credit Agreement Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent or any Credit Agreement Secured Party hereunder.

      (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Credit Agreement Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Credit Agreement Obligations.

      (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any Credit Agreement Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Credit Agreement Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Credit Agreement Obligations or any payment received or collected from such Guarantor in respect of the Borrower Credit Agreement Obligations), remain liable for the Borrower Credit Agreement Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Credit Agreement Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

      2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent and the Credit Agreement Secured Parties, and each Subsidiary Guarantor shall remain liable to the Collateral Agent and the Credit Agreement Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

      2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any Credit Agreement Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Credit Agreement Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Credit Agreement Secured Party for the payment of the Borrower Credit Agreement Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Credit Agreement Secured Parties by the Borrower on account of the Borrower Credit Agreement Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Credit Agreement Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the Credit Agreement Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Credit Agreement Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

      2.4 Amendments, etc. with respect to the Borrower Credit Agreement Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Credit Agreement Obligations made by the Collateral Agent or any Credit Agreement Secured Party may be rescinded by the Collateral Agent or such Secured Party and any of the Borrower Credit Agreement Obligations continued, and the Borrower Credit Agreement Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Credit Agreement Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Administrative Agent, the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Secured Party for the payment of the Borrower Credit Agreement Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Credit Agreement Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Credit Agreement Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

      2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Credit Agreement Obligations and notice of or proof of reliance by the Collateral Agent or any Credit Agreement Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this
Section 2; the Borrower Credit Agreement Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the Credit Agreement Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Credit Agreement Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Credit Agreement Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Credit Agreement Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Collateral Agent or any Credit Agreement Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Credit Agreement Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent and any Credit Agreement Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Credit Agreement Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Credit Agreement Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Credit Agreement Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Credit Agreement Obligations is rescinded or must otherwise be restored or returned by any Credit Agreement Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

      2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent for the sole benefit of the Credit Agreement Secured Parties without set-off or counterclaim in Dollars at the office of the Collateral Agent located at 60 Wall Street, New York, New York 10005.

                     SECTION 3. GRANT OF SECURITY INTEREST

      3.1 Grant of First Priority Security Interest. Subject to Section 3.4, each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Credit Agreement Secured Parties (and, to the extent the following constitutes "Collateral" under, and as defined in, the Existing Guarantee and Collateral Agreement, hereby confirms (without interruption) its assignment and transfer to the Collateral Agent under the Existing Guarantee and Collateral Agreement of), a first priority, security interest (the "First Priority Interest") in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Credit Agreement Obligations (provided, that in no event shall the First Priority Interest at any time secure an amount in excess of (i) principal amounts outstanding under the Credit Agreement up to the First Lien Secured Amount and accrued interest and fees thereon plus (ii) any other Credit Agreement Obligations permitted by the Indenture to be secured on a first priority basis):

      (a)   all Accounts;

      (b)   all Chattel Paper;

      (c)   all Contracts;

      (d)   all Deposit Accounts;

      (e)   all Documents;

      (f)   all Equipment;

      (g)   all General Intangibles;

      (h)   all Instruments;

      (i)   all Intellectual Property;

      (j)   all Inventory;

      (k)   all Investment Property;

      (l)   all Letter-of-Credit Rights;

      (m)   all other personal property not otherwise described above;

      (n)   all books and records pertaining to the Collateral; and

      (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

      3.2 Grant of Second Priority Security Interest. Subject to Sections 3.4 and 7.4, each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a second priority security interest (the "Second Priority Interest") in all right, title and interest of such Grantor in all Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

      3.3 Separate and Distinct Security Interests. (a) As set forth in the separate granting clauses contained in Sections 3.1 and 3.2 above, it is the intent of each Grantor, the Secured Parties and the Collateral Agent, that such grants shall create two separate and distinct security interests in all right, title and interest of each Grantor in all Collateral in favor of (i) the Collateral Agent, for the benefit of the Credit Agreement Secured Parties and
(ii) the Collateral Agent, for the benefit of the Secured Parties. For the avoidance of doubt, the parties hereto acknowledge and agree that the First Priority Interest and the Second Priority Interest shall constitute valid and enforceable security interests in the Collateral having the priorities relative to one another established under Sections 3.1 and 3.2 without regard to whether the actual numeric priority of any of such security interests may prove to be different, whether due to the existence of a senior lien or the unenforceability of any of such security interests.

      (b) Notwithstanding (i) anything to the contrary contained in any other document, filing or agreement related to the creation, attachment, perfection or existence of the security interests granted herein, (ii) the time, place, order or method of attachment or perfection of such security interests, (iii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect such security interests, and (iv) the rules for determining priority under any law governing the relative priorities of secured creditors, the Second Priority Interest is expressly junior in priority, operation and effect to the First Priority Interest.

      (c) The priorities set forth herein are intended solely to define the relative priorities of the secured interests in relation to one another and shall not be construed as an agreement by any Secured Party to subordinate its secured interest in favor of the Lien of a Person which is not a Secured Party.

      3.4 Excluded Property. Notwithstanding any of the other provisions set forth in this Section 3 (other than Section 3.5), this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include, (a) any property to the extent that such grant of a security interest
(i) is prohibited by any Requirements of Law of a Governmental Authority or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, (ii) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, or (iii) in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except in each case to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law or
(b) any property of Holdings, other than its right, title and interest in and to the Capital Stock of the Borrower and all Proceeds and products related thereto.

      3.5 Equal and Ratable Requirements. Anything herein or in any other Loan Document to the contrary notwithstanding,

      (a) to the extent the Holders are required to be secured equally and ratably with respect to the Collateral or any other collateral security for the Credit Agreement Obligations pursuant to the Equal and Ratable Requirements of the Indenture but are not deemed so secured pursuant to the terms of this Agreement or any other Security Document, this Agreement or such other Security Document, as applicable, shall be deemed amended to the extent necessary to comply with the Equal and Ratable Requirements of the Indenture; and

      (b) to the extent the Holders are secured with respect to the Collateral or any other collateral security for the Credit Agreement Obligations pursuant to this Agreement or any other Security Document to a greater extent than is required by the Equal and Ratable Requirements of the Indenture, this Agreement or such other Security Document, as applicable, shall be deemed amended in order to provide the Holders only those rights and security interests with respect to the Collateral or collateral security as are required by the Equal and Ratable Requirements of the Indenture.

      3.6 Classification of Credit Agreement Obligations. The Credit Agreement Obligations secured by the Collateral pursuant to Section 3.1 shall be classified or reclassified from time to time as having been incurred in reliance on Section 4.09(c)(1) of the Indenture, and the Credit Agreement Obligations secured pursuant to Section 3.2 shall be classified or reclassified from time to time as having been incurred in reliance on any paragraph of Section 4.09 of the Indenture other than paragraph (c)(1) thereof. Any mandatory repayments made under the Credit Agreement with Net Available Cash (as defined in the Indenture) from Asset Sales (as defined in the Indenture) shall be deemed applied first to obligations outstanding under the Credit Agreement secured by the Second Priority Interest and second to obligations outstanding under the Credit Agreement secured by the First Priority Interest.

                   Section 4. REPRESENTATIONS AND WARRANTIES

            To induce the Credit Agreement Secured Parties to enter into the Credit Agreement and to induce the Credit Agreement Secured Parties to make and continue their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

      4.1 Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

      4.2 Perfected First Priority Lien. Part I of Schedule 3 lists for each Grantor, the jurisdiction in which the Collateral Agent has filed an initial financing statement and applicable amendments to perfect the security interests granted under the Existing Guarantee and Collateral Agreement. (a) The First Priority Interest granted or continued pursuant to this Agreement (i) upon the effective filing of the amendment described in Part II of Schedule 3 to the financing statement currently on file against Holdings in the filing office described in Part I of Schedule 3, will constitute valid perfected security interests in all of the Collateral to which Article 9 of the New York UCC is applicable in favor of the Collateral Agent, for the ratable benefit of the Credit Agreement Secured Parties, as collateral security for the Credit Agreement Obligations (provided, that in no event shall the First Priority Interest at any time secure an amount in excess of (A) principal amounts outstanding under the Credit Agreement up to the First Lien Secured Amount and accrued interest and fees thereon plus (B) any other Credit Agreement Obligations permitted by the Indenture to be secured on a first priority basis), enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor and (ii) are prior to all other Liens on the Collateral to which Article 9 of the New York UCC is applicable in existence on the date hereof except for Liens permitted by the Credit Agreement to have priority over the First Priority Interest.

      (b) Perfected Second Priority Lien. The Second Priority Interest granted pursuant to this Agreement (i) upon completion of the filings and other actions specified in Section 4.2(a)(i) will constitute valid perfected security interests in all of the Collateral to which Article 9 of the New York UCC is applicable in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor and
(ii) are prior to all other Liens on the Collateral to which Article 9 of the New York UCC is applicable in existence on the date hereof except for the First Priority Interest and Liens permitted by the Credit Agreement to have priority over the First Priority Interest.

      4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Collateral Agent a certified charter, certificate of incorporation or other organizational document and a long-form good standing certificate as of a date which is recent to the date hereof.

      4.4 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

      4.5 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

      (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

      (c) Each of the Pledged Notes constituting Collateral constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created or continued by this Agreement.

      4.6 Receivables. With respect to the Receivables constituting Collateral of any Grantor (other than Holdings) only: (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

      (b) None of the obligors on any Receivables is a Governmental Authority.

      (c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

      4.7 Intellectual Property. With respect to the Intellectual Property constituting Collateral of any Grantor (other than Holdings) only: (a) Schedule 5 lists all Copyrights, Trademarks, Patents and applications for the foregoing owned by such Grantor in its own name on the date hereof and all Copyright Licenses, Patent Licenses and Trademark Licenses.

      (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the knowledge of such Grantor, does not infringe the intellectual property rights of any other Person.

      (c) Except as set forth in Schedule 5 hereto, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

      (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

      (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

      4.8 Deposit Accounts, Securities Accounts . Schedule 6 hereto sets forth each Deposit Account or Securities Account constituting Collateral in which any Grantor (other than Holdings) has any interest on the date hereof.

                              SECTION 5. COVENANTS

            Each Grantor other than Holdings, and Holdings for the purposes of Sections 5.1, 5.3, 5.4, 5.5, 5.6 and 5.7 only, covenants and agrees with the Collateral Agent for the benefit of the Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

      5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper constituting Collateral, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

      5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent and (ii) to the extent requested by the Collateral Agent, insuring such Grantor against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent.

      (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective unless the insurer gives at least 30 days notice to the Collateral Agent, (ii) name the Collateral Agent as insured party or loss payee, as applicable, and
(iii) be reasonably satisfactory in all other respects to the Collateral Agent.

      (c) The Borrower shall deliver to the Collateral Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

      5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

      5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interests created by this Agreement as perfected security interests having the priorities described in Section 4.2 and shall defend such security interests against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

      (b) Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

      (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts and Letter-of-Credit Rights constituting Collateral and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Notwithstanding anything in this Agreement to the contrary (other than with respect to (i) Investment Property and (ii) Deposit Accounts and Securities Accounts), no Grantor shall be required to take any actions to perfect or maintain the Collateral Agent's security interest with respect to any personal property Collateral which (i) cannot be perfected or maintained by filing a financing statement under the Uniform Commercial Code and (ii) has a fair market value which, together with the value of all other personal property Collateral of all Grantors with respect to which a security interest is not perfected or maintained in reliance on this sentence, does not exceed $2,500,000.

      (d) Subject to Section 5.11, such Grantor will not establish any additional Deposit Accounts or Securities Accounts constituting Collateral without executing and delivering, concurrently with the establishment of such account, a control agreement in form and substance satisfactory to the Collateral Agent and the related depositary bank or securities intermediary, as the case may be, in order to perfect the security interests of the Collateral Agent in such account under the Uniform Commercial Code.

      5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent and the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Collateral Agent or the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

      (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3; or

      (ii) change its name.

      5.6 Notices. Such Grantor will advise the Collateral Agent and the Administrative Agent promptly, in reasonable detail (which notice shall specify that it is being delivered pursuant to this Section), of:

      (a) any Lien (other than security interests created or continued hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

      (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

      5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent for the benefit of the Secured Parties, hold the same in trust for the Collateral Agent for the benefit of the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent for the benefit of the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

      (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, except to the extent permitted by the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement),
(iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and the Liens permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

      (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.6 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6 with respect to the Investment Property issued by it.

      5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could reasonably be expected to adversely affect the value thereof.

      (b) Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

      5.9 Intellectual Property. (a) Except to the extent any Grantor reasonably determines that any Intellectual Property is no longer used or useful in its business, such Grantor (either itself or through licensees) will (i) continue to use commercially each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain perfected security interests in such mark pursuant to this Agreement (with such priorities as are contemplated in Section 3), and
(v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

      (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

      (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

      (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

      (e) Such Grantor will notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any final or non-appealable adverse determination or development (including, without limitation, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

      (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the

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                                                                              17

Collateral Agent's security interests in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

      (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

      (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek appropriate relief and to recover any and all damages for such infringement, misappropriation or dilution.

      5.10 Commercial Tort Claims. Such Grantor shall advise the Collateral Agent promptly of any Commercial Tort Claim held by such Grantor in excess of $1,000,000 and shall promptly execute a supplement to this Agreement in form and substance satisfactory to the Collateral Agent to grant security interests in such Commercial Tort Claim to the Collateral Agent for the benefit of the Secured Parties in the manner and having the priorities described in Section 3.

      5.11 Deposit Accounts, Securities Accounts. No Grantor shall establish or maintain a Deposit Account or Securities Account for which such Grantor has not delivered to the Collateral Agent a control agreement executed by all parties relevant thereto, provided that the Grantors shall not be required to enter into control agreements with respect to any Deposit Accounts or Securities Accounts having an aggregate balance of less than $1,000,000.

      5.12 Unrestricted Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, designate any Subsidiary of the Borrower which is a Loan Party as an "Unrestricted Subsidiary" for purposes of the Indenture.

                         SECTION 6. REMEDIAL PROVISIONS

      6.1 Certain Matters Relating to Receivables. With respect to Receivables constituting Collateral of any Grantor other than Holdings: (a) After an Event of Default has occurred and is continuing, the Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications.

      (b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor's Receivables. The Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent, upon the request of the Required Lenders or the Administrative Agent, at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as

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                                                                              18

provided in Section 7.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

      (c) At the Collateral Agent's request, upon the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

      6.2 Communications with Obligors; Grantors Remain Liable. With respect to Receivables constituting Collateral of any Grantor other than Holdings: (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default and after prior notice to the Grantors communicate with obligors under the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.

      (b) After the occurrence and during the continuance of an Event of Default and at the direction of the Administrative Agent, the Collateral Agent in its own name or in the name of others may, and upon the request of the Collateral Agent each Grantor shall, notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

      (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent nor any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

      (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in such order as the Collateral Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

      (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon delivery of any notice to such effect pursuant to Section 6.3(a), pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

      6.4 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, and the Collateral Agent, upon the request of the Administrative Agent, shall have given notice thereof to the Grantors, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control in accordance with Section 7.1. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 7.4.

      6.5 Code and Other Remedies. If an Event of Default shall occur and be continuing, upon the request of the Administrative Agent or the Required Lenders, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Parties arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      6.6 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.5, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

      (b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

      (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.6 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this
Section 6.6 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.6 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

      6.7 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

                SECTION 7. THE COLLATERAL ACCOUNT; DISTRIBUTIONS

      7.1 The Collateral Account. At such time as the Collateral Agent deems appropriate, there shall be established and, at all times thereafter until this Agreement shall have terminated, the Collateral Agent shall maintain a separate collateral account under its sole dominion and control (the "Collateral Account"). All moneys which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document, shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral and applied in accordance with the terms of this Agreement.

      7.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

      7.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent may, but is under no obligation to, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account and constitute Collateral. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

      7.4 Application of Moneys. (a) The Collateral Agent shall have the right at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees.

      (b) All remaining moneys held by the Collateral Agent in the Collateral Account or received by the Collateral Agent with respect to the Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 7.4), be distributed by the Collateral Agent on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Agent to the respective representatives for the Secured Parties as provided in Section 7.4(d), and each such representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

            First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under
      Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses described in clause First above, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Third, to the Credit Agreement Secured Parties, the amount then due and owing and remaining unpaid in respect of the Credit Agreement Obligations secured by the First Priority Interest, pro rata among the parties to which such Credit Agreement Obligations are then due and owing based on the respective amounts thereof, until such Credit Agreement Obligations are paid or cash collateralized (to the extent not then due and payable) in full; provided that in no event shall the aggregate amount distributed under clauses Third and Fourth of this Section 7.4 exceed (i) principal amounts outstanding under the Credit Agreement up to the First Lien Secured Amount and accrued interest and fees thereon plus (ii) any other Credit Agreement Obligations permitted by the Indenture to be secured on a first priority basis;

            Fourth (this clause being applicable only if an Event of Default shall have occurred and be continuing), to the Credit Agreement Secured Parties, the amount of unpaid principal, interest, fees, charges, costs and expenses in respect of the Credit Agreement Obligations secured by the First Priority Interest, pro rata among the parties holding such Credit Agreement Obligations based on the respective amounts thereof, until such Credit Agreement Obligations are paid or cash collateralized (to the extent not then due and payable) in full; provided that in no event shall the aggregate amount distributed under clauses Third and Fourth of this
      Section 7.4 exceed (i) principal amounts outstanding under the Credit Agreement up to the First Lien Secured Amount and accrued interest and fees thereon plus (ii) any other Credit Agreement Obligations permitted by the Indenture to be secured on a first priority basis;

            Fifth (this clause being applicable only if an Event of Default shall have occurred and be continuing), to the Secured Parties, in respect of the Second Priority Interest, the amount of unpaid principal, interest, fees, charges, costs and expenses in respect of the Secured Obligations, pro rata among the parties holding such Secured Obligations based on the respective amounts thereof (after giving effect to any distributions made under clauses Third and Fourth of this Section 7.4), until such Secured Obligations are paid or cash collateralized (in the case of Credit Agreement Obligations not then due and payable) in full; and

            Sixth, any balance remaining after the Secured Obligations shall have been paid or cash collateralized in full, no Letters of Credit shall be outstanding and the Commitments shall have

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                                                                              23

terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

      (c)   The term "unpaid" as used in clause Third, Fourth and Fifth of
            Section 7.4(b) refers:

                  (i) in the absence of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts of Credit Agreement Obligations or Secured Obligations, as the case may be, outstanding as of a Distribution Date, and

                  (ii) during the pendency of a bankruptcy proceeding with
            respect to the relevant Grantor(s), to all amounts allowed (within the meaning of Title 11 of the United States Code entitled "Bankruptcy") by the bankruptcy court in respect of Credit Agreement Obligations or Secured Obligations, as the case may be, as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 7.5) have not been made in respect thereof.

      (d) The Collateral Agent shall make all payments and distributions under this Section 7.4 (i) on account of Credit Agreement Obligations to the Administrative Agent, pursuant to directions of the Administrative Agent, for re-distribution in accordance with the provisions of the Credit Agreement and
(ii) on account of the Senior Note Obligations to the Trustee, pursuant to directions of the Trustee, for re-distribution in accordance with the provisions of the Indenture.

      7.5 Application of Moneys Distributable to the Trustee. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to Section 7.4 to the Trustee, and if the Trustee shall notify the Collateral Agent in writing that no provision is made under the Indenture for the application by the Trustee of such moneys (whether because the Senior Note Obligations under the Indenture have not become due and payable or otherwise) and that the Indenture does not effectively provide for the receipt and the holding by the Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, shall, at the direction of the Trustee, invest such amounts in Permitted Investments maturing within 90 days after they are acquired by the Collateral Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Trustee (in its capacity as trustee) and for no other purpose until such time as the Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Indenture, as applicable.

      7.6 Collateral Agent's Calculations. In making the determinations and allocations required by Section 7.4, the Collateral Agent may conclusively rely upon information supplied by the Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Senior Note Obligations and information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Credit Agreement Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to Section 7.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Trustee of any amounts distributed to them.

      7.7 Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interests hereunder and under the other Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of the Secured Obligations which have been enforced in the proportions and subject to the priorities specified herein after giving effect thereto. To the extent that the Collateral Agent distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                SECTION 8. AGREEMENTS WITH THE COLLATERAL AGENT

      8.1 Delivery of Secured Debt Agreements. On or before the date hereof, the Borrower shall have delivered to the Collateral Agent true and complete copies of each Secured Debt Agreement as in effect on the date hereof. The Borrower shall deliver to the Collateral Agent, promptly upon the execution thereof, (i) a true and complete copy of all amendments, modifications or supplements to any Secured Debt Agreement entered into after the date hereof, and (ii) a true and complete copy of any new Secured Debt Agreement entered into after the date hereof.

      8.2 Information as to Secured Parties. The Borrower shall deliver to the Collateral Agent on the date hereof and quarterly hereafter, and from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 10 days prior to the date of such delivery the aggregate unpaid principal amount of the Secured Obligations. The Borrower shall promptly notify the Collateral Agent of each change in the identity or address of the Administrative Agent or the Trustee.

      8.3 Compensation and Expenses. Each Grantor, jointly and severally, agrees to pay to the Collateral Agent, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and for administering the Collateral and (ii) all of the fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement, each other Security Document, or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral and the preservation, protection or defense of the Collateral Agent's rights under this Agreement, each other Security Document, and in and to the Collateral, (C) incurred by the Collateral Agent in connection with the removal of the Collateral Agent pursuant to Section 9.11 or
(D) the failure by any Grantor to perform or observe any of the provisions of this Agreement or any other Security Document. Such fees, costs and expenses are intended to constitute expenses of administration under any other bankruptcy law relating to creditors' rights generally. The obligations of the Grantors under this Section 8.3 shall survive the termination of the other provisions of this Agreement and the other Security Documents and the resignation or removal of the Collateral Agent hereunder.

      8.4 Stamp and Other Similar Taxes. Each Grantor, jointly and severally, agrees to indemnify and hold harmless the Collateral Agent and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Security Document or any Collateral. The obligations of the Grantors under this Section 8.4 shall survive the termination of the other provisions of this Agreement and the other Security Documents and the resignation or removal of the Collateral Agent hereunder.

      8.5 Filing Fees, Excise Taxes, Etc. Each Grantor, jointly and severally, agrees to pay or to reimburse the Collateral Agent for any and all payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and the other Security Documents. The obligations of the Grantors under this Section 8.5 shall survive the termination of the other provisions of this Agreement and the other Security Documents and the resignation or removal of the Collateral Agent hereunder.

      8.6 Indemnification. Each Grantor, jointly and severally, agrees (a) to pay or reimburse the Collateral Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Agreement and the other Security Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Collateral Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date), and from time to time thereafter on a quarterly basis or such other periodic basis as the Collateral Agent shall deem appropriate, (b) to pay or reimburse the Collateral Agent for all of its out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to this Agreement and the other Security Documents and any other documents prepared in connection herewith or therewith, (c) to pay or reimburse each Secured Party and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Security Documents and any such other documents (including, without limitation, in connection with any action taken with respect to the Collateral), including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Collateral Agent, (d) to pay, indemnify, and hold each Secured Party and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Security Documents and any such other documents, and (e) to pay, indemnify, and hold each Secured Party and the Collateral Agent and their respective officers, directors, employees, affiliates, agents, trustees, advisors and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Security Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Security Document (all the foregoing in this clause (e), collectively, the "Indemnified Liabilities"), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. The obligations of the Grantors under this
Section 8.6 shall survive the termination of the other provisions of this Agreement and the other Security Documents and the resignation or removal of the Collateral Agent hereunder.

      8.7 Collateral Agent's Lien. Notwithstanding anything to the contrary in this Agreement or in any other Security Document, as security for the payment of the Collateral Agent Fees (i) the Collateral Agent is hereby granted a lien upon all Collateral and (ii) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees.

                        SECTION 9. THE COLLATERAL AGENT

      9.1 Collateral Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

      (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

      (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property (and the associated goodwill) and general intangibles of such Grantor relating thereto or represented thereby;

      (iii)pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

      (iv) execute, in connection with any sale provided for in Section 6.5 or 6.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

      (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
   (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

   Anything in this Section 9.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 9.1(a) unless an Event of Default shall have occurred and be continuing.

      (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

      (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 9.1, together with interest thereon at the rate applicable hereto under Section 4.5(c) of the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

      (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      9.2 Appointment of Collateral Agent as Agent for the Secured Parties. (a) By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents,
(ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement and the Security Documents against any Grantor or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents.

      (b) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising under and subject to the conditions set forth in this Agreement; and the Collateral Agent further agrees that it will hold such Collateral for the benefit of the Secured Parties, for the enforcement of the payment of all Secured Obligations and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

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                                                                              28

      9.3 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. No Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      9.4 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor (other than Holdings) authorizes the Collateral Agent to use the collateral description "all personal property" in any such financing statement. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

      9.5 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by this Agreement and by such other agreements as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      9.6 Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties in any Secured Debt Agreement, all of which are made solely by the Grantors. The Collateral Agent makes no representations as to the existence, genuineness, value or condition of any of the Collateral or any part thereof, or as to the title of the Grantors thereto or as to the security afforded or intended to be afforded by this Agreement and the other Security Documents, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement and the other Security Documents or the Secured Obligations or as to the validity, perfection, priority or enforceability of the liens or security interests in any of the Collateral created or intended to be created by this Agreement, or as to the validity or sufficiency of the Collateral or this Agreement, or as to insuring the Collateral or as to the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

      (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein, in the other Security Documents or in any Secured Debt Agreement. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by Secured

Parties, the Collateral Agent may rely on a certificate of the Administrative Agent (in the case of the Credit Agreement Obligations) or the Trustee (in the case of the Senior Note Obligations), and if the Administrative Agent (in the case of the Credit Agreement Obligations) or the Trustee (in the case of the Senior Note Obligations) shall not give such information to the Collateral Agent, the Collateral Agent shall be entitled to withhold distributions hereunder to the Administrative Agent (on behalf of the Credit Agreement Secured Parties) or the Trustee (on behalf of the Holders), as applicable (in which case distributions to those Persons who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to Section 8.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such information is received by the Collateral Agent, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in the preceding sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied.

      (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Security Document or otherwise if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent shall receive security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Security Document.

      (d) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and it and its Affiliates may accept deposits from, lend money to, provide services to and generally engage in any kind of banking or trust business with, any of the Grantors as if it were not the Collateral Agent.

      (e) The Collateral Agent shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or any other Security Document except for its own gross negligence or willful misconduct (as determined by a final and nonappealable decision of a court of competent jurisdiction).

      (f) The permissive right of the Collateral Agent to take any action under this Agreement or any other Security Document shall not be construed as a duty to so act.

      9.7 Delegation of Duties. The Collateral Agent may execute any of the trusts or powers hereof and perform any duty hereunder, or under any other Security Document either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

      9.8 Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement, or any other Security Document the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon.

      (b) The Collateral Agent may, at the expense of the Grantors, consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement or any other Security Document from any court of competent jurisdiction. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer or representations made by a Responsible Officer in a writing delivered to the Collateral Agent.

      (c) The Collateral Agent may conclusively rely upon, and shall be fully protected in acting upon or failing to act as a consequence of, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it believes in good faith is genuine and has been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any such certificates, opinions or other information and need not investigate any fact or matter stated therein.

      (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement or by any other Security Document, unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Agent, its agents and its counsel in the exercise of any such right or power or in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

      (e) Upon any application or demand by any of the Grantors to the Collateral Agent to take or permit any action under any of the provisions of this Agreement or any other Security Document, the Borrower shall furnish to the Collateral Agent a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Agreement, in any other Security Document or in any Secured Debt Agreement relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement, any other Security Document or any Secured Debt Agreement relating to such particular application or demand, such additional document shall also be furnished.

      9.9 Limitations on Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement, or any other Security Document, and no implied covenants or obligations shall be read into this Agreement, or any other Security Document against the Collateral Agent. By acceptance of the benefits under this Agreement, the Holders shall be deemed to have agreed that they shall not be entitled to, and shall not, (i) direct the actions of the Collateral Agent hereunder or under any Security Document, (ii) have the right to consent to any amendment, supplement, waiver or other modification to this Agreement or any Security Document, (iii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any of the provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder, (iv) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including, without limitation, the enforcement of any provisions of this Agreement or any Security Document against any Grantor, the exercise of any remedy hereunder or thereunder, the release of any Security Document, the consent to any amendment or modification of this Agreement or any Security Document or the grant of any waiver hereunder or thereunder), or refraining from taking any such action, in accordance with this Agreement or any Security Document, as the case may be, or (v) otherwise take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement or any Security Document. By acceptance of the benefits under this Agreement, the Holders, as Secured Parties, will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Credit Agreement Secured Parties to permit such Persons to be Secured Parties under this Agreement and under the Security Documents and are being relied upon by the Credit Agreement Secured Parties as consideration therefor.

      (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement or of any other Security Document. The Collateral Agent shall make available for inspection and copying by the Administrative Agent and the Trustee each certificate or other paper furnished to the Collateral Agent by any of the Grantors under or with respect to this Agreement, any other Security Document or the Collateral.

      (c) No provision of this Agreement, or any other Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

      9.10 Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement, or any other Security Document (except Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held. The Collateral Agent shall not be liable for interest on any money or assets received by it except as the Collateral Agent may agree in writing.

      9.11 Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Borrower, the Administrative Agent and the Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent and (iii) the approval of such successor Collateral Agent evidenced by one or more instruments signed by the Administrative Agent and (in the absence of an Event of Default) the Borrower (such consent not to be unreasonably withheld). If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 60 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the Borrower, the Administrative Agent, the Trustee or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 9.11. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Administrative Agent as provided in Section 9.11(b). The Administrative Agent may at any time upon giving 10 days' prior written notice thereof to the Collateral Agent (with a copy to the Trustee), remove the Collateral Agent for any reason or no reason at all and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent shall be entitled to the Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal or in connection with actions taken in accordance with Section 9.11(b).

      (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Administrative Agent with the consent

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                                                                              32

of the Borrower (in the absence of an Event of Default), which consent shall not be unreasonably withheld. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Borrower, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Agent to do so, or if Event of Default has occurred and is continuing, the predecessor Collateral Agent may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

      9.12 Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 9.11(b) shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

      9.13 Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

      9.14 Co-Collateral Agent; Separate Collateral Agent. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by opinion of counsel that it is necessary or prudent in the interest of the Secured Parties, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Agent and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Agent and the Grantors, either to act as Collateral Agent or co-Collateral Agents of all or any of the Collateral under this Agreement, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default shall have occurred and is continuing, the Collateral Agent may act under the foregoing provisions of this
Section 9.14(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the

Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 9.14(a) in either of such contingencies.

      (a) Every separate Collateral Agent and every co-Collateral Agent, other than any successor Collateral Agent appointed pursuant to Section 9.14(b), shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

      (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

      (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, jointly, as shall be provided in the instrument appointing such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents;

      (iii)no power given hereby to, or which it is provided herein or therein may be exercised by, any such co-Collateral Agent or co-Collateral Agents or separate Collateral Agent or separate Collateral Agents shall be exercised hereunder or thereunder by such co-Collateral Agent or co- Collateral Agents or separate Collateral Agent or separate Collateral Agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

      (iv) no Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Collateral Agent hereunder; and

      (v) the Borrower and the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove (for any reason or no reason at all) any such separate Collateral Agent or co-Collateral Agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate Collateral Agent or co-Collateral Agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default has occurred and is continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate Collateral Agent or co-Collateral Agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Collateral Agent its agent and attorney to act for it in such connection in such contingency. If the Collateral Agent shall have appointed a separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate Collateral Agent or co Collateral Agent and the successor to any such separate Collateral Agent or co-Collateral Agent shall be appointed by the Borrower and the Collateral Agent, or by the Collateral Agent alone pursuant to this Section 9.14(b).

      9.15 Treatment of Payee or Indorsee by Collateral Agent. (a) The Collateral Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

      (b) Any Person (other than the Administrative Agent and the Trustee) that shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement, any other Security Document or the Collateral shall present to the Collateral Agent such documents, including, without limitation, opinions of counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties.

      9.16 Existing Deposit Account Control Agreements. Deutsche Bank Trust Company Americas acknowledges and agrees that to the extent it is a party to any control agreement with respect to any Deposit Accounts or Securities Accounts of any Grantor, it shall exercise its rights as a secured party thereunder in its capacity as Collateral Agent for the benefit of the Secured Parties and shall distribute any amounts received with respect thereto in accordance with the terms and conditions of this Agreement (including, without limitation, Section 7.4).

                           Section 10. MISCELLANEOUS

      10.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except with the consent of the Collateral Agent and in accordance with Section 11.1 of the Credit Agreement.

      10.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or such other address specified in writing to the Administrative Agent in accordance with such Section. All notices, requests and demands to or upon the Collateral Agent shall be effected in the manner provided for in Section 11.2 of the Credit Agreement and shall be addressed to the Collateral Agent at 60 Wall Street, New York, New York 10005. All notices, requests and demands to or upon the Trustee or any Holder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement and shall be addressed to it (or, in the case of any Holder, to it care of the Trustee) at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Department or at such other address provided by the Borrower to the Collateral Agent pursuant to Section 8.2.

      10.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 10.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      10.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse the Collateral Agent and each Secured Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Collateral Agent and each Secured Party.

      (b) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      (c) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement.

      (d) The agreements in this Section 10.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

      10.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

      10.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Agent and each Credit Agreement Secured Party at any time and from time to time, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent or such Credit Agreement Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent or such Credit Agreement Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Credit Agreement Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Collateral Agent or such Credit Agreement Secured Party may elect, whether or not the Collateral Agent or such Credit Agreement Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Credit Agreement Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent or such Credit Agreement Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Credit Agreement Secured Party under this Section 10.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent and each Credit Agreement Secured Party may have.

      10.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      10.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      10.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

      10.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      10.12 Submission To Jurisdiction; Waivers. Each Grantor and each of the Holders hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 10.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      10.13 Acknowledgements. Each Grantor hereby acknowledges that:

      (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

      (b) neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

      (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

      10.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

      10.15 Releases. (a) At such time as the Loans and the other Credit Agreement Obligations (other than Credit Agreement Obligations in respect of Specified Hedge Agreements) shall have been paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

      (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

      (c) Upon receipt by the Collateral Agent from the Administrative Agent of a written notice stating that the Credit Agreement Obligations consisting of outstanding principal amounts of Loans under the Credit Agreement are less than the First Lien Secured Amount, the security interests created by Section 3.2 shall terminate forthwith.

      (d) The Collateral Agent will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created by the Security Documents on the Collateral specified by the Administrative Agent in such instruction (provided that the

Administrative Agent may not direct the Collateral Agent to release the liens created by Section 3.2 without simultaneously releasing the liens created by
Section 3.1 unless the Credit Agreement Obligations consisting of outstanding principal amounts of Loans under the Credit Agreement are less than the First Lien Secured Amount). The Administrative Agent may give such instructions at any time, whether or not at any such time any or all of the Secured Obligations are still outstanding.

      10.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Collateral Agent

                                        By: /s/ Lana Gifas
                                            -----------------------------------
                                            Name:  Lana Gifas
                                            Title: Vice President

                                        By: /s/ Omayra Laucella
                                            -----------------------------------
                                            Name:  Omayra Laucella
                                            Title: Vice President

                                        R.H.DONNELLEY CORPORATION

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name:  Robert J. Bush
                                            Title: Vice President, General
                                                    Counsel and Corporate
                                                    Secretary

                                        R.H.DONNELLEY INC.

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name:  Robert J. Bush
                                            Title: Vice President, General
                                                    Counsel and Corporate
                                                    Secretary

                                        R.H.DONNELLEY APIL, INC.

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name:  Robert J. Bush
                                            Title: Vice President and
                                                    Assistant Secretary

                                        R.H.DONNELLEY PUBLISHING & ADVERTISING,
                                        INC.

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name:  Robert J. Bush
                                            Title: Vice President and
                                                    Corporate Secretary

                                        GET DIGITAL SMART.COM, INC.

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name: Robert J. Bush
                                            Title: Vice President, General
                                                     Counsel and Corporate
                                                     Secretary



                                        R.H. DONNELLEY PUBLISHING &
                                        ADVERTISING OF ILLINOIS PARTNERSHIP


                                        By: R.H. Donnelley Publishing &
                                            Advertising of Illinois
                                            Holdings, LLC, its managing partner

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name: Robert J. Bush
                                            Title: Vice President and Secretary


                                        DONTECH II PARTNERSHIP

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name: Robert J. Bush
                                            Title: Vice President and Secretary


                                        DONTECH HOLDINGS, LLC


                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name: Robert J. Bush
                                            Title: Vice President Secretary

                                        R.H. DONNELLEY PUBLISHING & ADVERTISING
                                        OF ILLINOIS HOLDINGS, LLC

                                        By: /s/ Robert J. Bush
                                            -----------------------------------
                                            Name: Robert J. Bush
                                            Title: Vice President and Secretary

                                                                         ANNEX I

                          FORM OF ASSUMPTION AGREEMENT

            ASSUMPTION AGREEMENT, dated as of __________ __, 200_, made by ______________________________ (the "Additional Grantor"), in favor of Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

            WHEREAS, R.H. Donnelley Corporation ("Holdings"), R.H. Donnelley Inc., (the "Borrower"), the Lenders parties thereto, J.P. Morgan Securities Inc. and Deutsche Bank Trust Company Americas, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, Bear Stearns Corporate Lending Inc., Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., UBS Securities LLC and Wachovia Bank, National Association, as Co-Documentation Agents and the Administrative Agent have entered into the Second Amended and Restated Credit Agreement, dated as of December 13, 2005, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Second Amended and Restated Guarantee and Collateral Agreement, dated as of December 13, 2005, (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

            WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

            WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

            2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]

                                        By:___________________________
                                             Name:
                                             Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5

                            Supplement to Schedule 6

                                                                        ANNEX II

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      The undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Guarantee and Collateral Agreement dated as of December 13, 2005 (the "Agreement"), made by the Grantors parties thereto for the benefit of Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

            1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

            2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

            3. The terms of Sections 6.3(c) and 6.6 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6 of the Agreement.

                                        [NAME OF ISSUER]

                                        By:_____________________________________
                                            Name:
                                            Title:

                                        Address for Notices:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Fax: